                                                                    Exhibit 99.1

                                Letter of Transmittal

                                         FOR

                 Tender of 12 1/2% Senior Subordinated Notes Due 2008

                                   IN EXCHANGE FOR

                  12 1/2% Series B Senior Subordinated Notes Due 2008

                                  DIMAC CORPORATION

           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

            ON _________, 199 _, UNLESS EXTENDED (THE "EXPIRATION DATE").

              OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN

                      AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                            DELIVER TO THE EXCHANGE AGENT:

                               WILMINGTON TRUST COMPANY

 BY REGISTERED OR CERTIFIED
MAIL OR BY OVERNIGHT COURIER:                           BY HAND:
  Wilmington Trust Company                       Wilmington Trust Company
    Attn:  Kristin Long                      Attn: Corporate Trust Operations
     Corporate Trust &                            c/o Harris Trust Company
   Administration Window                            of New York, as Agent
 1100 North Market Street                              75 Water Street
    Rodney Square North                              New York, NY  10004
   Wilmington, DE  19890-0001

                                   BY FACSIMILE:
                              Wilmington Trust Company
                           Corporate Trust Administration
                                     FACSIMILE:
                                   (302) 651-1079
                               CONFIRM BY TELEPHONE:
                                   (302) 651-8869
                                    Kristin Long

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.



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     The undersigned hereby acknowledges receipt and review of the Prospectus dated _______ __, 199_ (the "Prospectus") of DIMAC Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 12 1/2% Series B Senior Subordinated Notes due October 1, 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 12 1/2% Senior Subordinated Notes due October 1, 2008 (the "Old Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date in which the Exchange Offer is extended.
The Company shall notify the holders of the Old Notes of any extension by oral or written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a Holder (as defined) of Old Notes either if original Old Notes are to be forwarded herewith or if delivery of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-Book-Entry Transfer." Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.



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                          DESCRIPTION OF OLD NOTES TENDERED

NAME(S) AND ADDRESS(ES) OF
   REGISTERED HOLDER(S)                       AGGREGATE
EXACTLY AS NAME(S) APPEAR(S)               PRINCIPAL AMOUNT
      ON OLD NOTES            REGISTERED     REPRESENTED        PRINCIPAL AMOUNT
(PLEASE FILL IN, IF BLANK)     NUMBERS*       BY NOTE(S)           TENDERED**





                                        Total


*    Need not be completed by book-entry Holders.

**   Unless otherwise indicated, any tendering Holder of Old Notes will be
     deemed to have tendered the entire aggregate           principal amount
     represented by such Old Notes. All tenders must be in integral multiples of $1,000.

/ /  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Old Notes:


Date of Execution of Notice of Guaranteed Delivery:


Window Ticket Number (if available):


Name of Eligible Institution that Guaranteed Delivery:


Account Number (if delivered by book-entry transfer):



/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                          SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

     The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the New Notes and have no arrangement or understanding with any person to participate in a distribution of such New Notes. The undersigned hereby further represent(s) to the Company that
(i) any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iv) if the undersigned is not a broker-dealer, neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes, (v) if the undersigned is a broker-dealer, such person is receiving New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, and it will acknowledge that it is required to deliver a prospectus in connection with any resale of such New Notes.

     If the undersigned or the person receiving the New Notes is a broker-dealer that is receiving New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the New Notes (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or
Item 508, as applicable, of Regulation S-K of the Commission, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the

Securities Act for which the undersigned is not indemnified by the Company.

     If the undersigned or the person receiving the New Notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Company that the undersigned understands and acknowledges that the New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the Book-Entry Transfer Facility.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned acknowledges that the Company's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer-Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

               SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue New Notes and/or Old Notes to:

Name(s):

                                (PLEASE TYPE OR PRINT)

Address:



                                  (INCLUDE ZIP CODE)


                     (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                            (COMPLETE SUBSTITUTE FORM W-9)

/ / CREDIT UNEXCHANGED OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER TO THE BOOK-ENTRY TRANSFER FACILITY SET FORTH BELOW:



                            (BOOK-ENTRY TRANSFER FACILITY
                            ACCOUNT NUMBER, IF APPLICABLE)

                           PLEASE SIGN HERE WHETHER OR NOT
                    OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
             (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)



                                                                       Date

                                                                       Date

Area Code and Telephone Number:

     The above lines must be signed by the registered Holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

Name(s):

                                (PLEASE TYPE OR PRINT)

Capacity:



Address:




                                  (INCLUDE ZIP CODE)

                            MEDALLION SIGNATURE GUARANTEE
                            (IF REQUIRED BY INSTRUCTION 5)



Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:



                                (AUTHORIZED SIGNATURE)



                                       (TITLE)



                                    (NAME OF FIRM)



                             (ADDRESS, INCLUDE ZIP CODE)



                           (AREA CODE AND TELEPHONE NUMBER)

Dated:              , 19

                            SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTIONS 5 AND 6)



To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver New Notes and/or Old Notes to:

Name:

                                (PLEASE TYPE OR PRINT)

Address:



                                  (INCLUDE ZIP CODE)



                     (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)